UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2006

PUBLIC COMPANY MANAGEMENT CORPORATION (Exact Name of Registrant as Specified in Its Charter)

NEVADA (State or Other Jurisdiction of Incorporation)

000-50098 (Commission File Number)	88-0493734 (IRS Employer Identification No.)

5770 El Camino Road Las Vegas, Nevada (Address of Principal Executive Offices)	89118 (Zip Code)

(702) 222-9076 (Registrant’s Telephone Number, Including Area Code)

N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure

On March 31, 2006, Public Company Management Corporation (the "Registrant") issued a press release announcing it accepted an invitation to present at the SCIA National Small Cap Syndicate Conference on April 1, 2006 in Irvine, California, to highlight its business model, operational milestones and company objectives and outlook.  Kipley J. Lytel, CFA, the Registrant’s Chief Operating Officer, will give a slide show presentation to the attendees at the conference.  A copy of the Registrant's press release and a copy of the presentation are attached to this report as Exhibit 99.1 and Exhibit 99.2, respectively, and incorporated herein by this reference.

In accordance with General Instruction B.2. of Form 8-K, the information presented under this Item 7.01, including the exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of  that Section, nor shall it be deemed incorporated by reference in any filing under  the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by  specific reference in such a filing.

Item 9.01  Financial Statements and Exhibits.

(c)

Exhibits.

Exhibit No.	Description

99.1	Press Release issued March 31, 2006, announcing plans to present at SCIA National Small Cap Syndicate Conference.
99.2	Slide show presentation to be given at SCIA National Small Cap Syndicate Conference on April 1, 2006.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 31, 2006

Public Company Management Corporation

/s/ Stephen Brock

_________________________________

Stephen Brock

Chief Executive Officer